EX-31.1

Certifications
Pursuant to Section 302 of the Sarbanes Oxley Act of 2002

I, Alexander L. Weis, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q for the period ended June 30, 2009 of OncoVista Innovative Therapies, Inc. (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the registrant and have:

(a) Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures   to  be  designed   under  our supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting,  or caused such internal control over financial reporting to be designed under our supervision,  to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external  purposes in accordance  with  generally  accepted  accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure control and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the  registrant's  internal control over financial  reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably  likely to  materially  affect,  the  registrant's  internal control over financial reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

(a) All significant  deficiencies and material weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to  adversely  affect  the  registrant's  ability to record, process, summarize and report financial information; and

(b) Any fraud,  whether or not material,  that  involves  management or other  employees  who  have a  significant  role  in  the  registrant's internal control over financial reporting.

Date: September 21, 2009

/s/ Alexander L. Weis, Ph.D.

Alexander L. Weis, Ph.D.
Chief Executive and Financial Officer